Exhibit 3.3

COMMON STOCK COMMON STOCK

NUMBER SHARES

CL

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

CUSIP 21871D 10 3

SEE REVERSE FOR STATEMENTS RELATING TO RIGHTS, PREFERENCES, PRIVILEGES AND RESTRICTIONS, IF ANY

CoreLogic, Inc.

This Certifies that is the record holder of SHARES OF THE PAR VALUE OF $0.00001 EACH, OF THE COMMON STOCK, OF

CoreLogic, Inc., transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers. Dated:

CERTIFICATE OF STOCK

Parker S. Kennedy

CHAIRMAN OF THE BOARD

SECRETARY

Corelogic, Inc.

CORPORATE SEAL 2009 DELAWARE

COUNTERSIGNED AND REGISTERED:

WELLS FARGO BANK, N.A.

TRANSFER AGENT AND REGISTRAR

AUTHORIZED SIGNATURE

The Corporation will furnish without charge to each shareholder who so requests a statement of the rights, preferences, privileges and restrictions granted to or imposed upon each class or series of stock authorized to be issued and upon the holders thereof. Such request may be made to the Secretary or Transfer Agent of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common

TEN ENT — as tenants by the entireties

JT TEN — as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT — Custodian

(Cust)(Minor)

under Uniform Gifts to Minors Act

(State)

UNIF TRF MIN ACT — Custodian (until age)

(Cust)

under Uniform Transfers

(Minor)

to Minors Act

(State)

Additional abbreviations may also be used though not in the above list.

For value received, hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:

X

X

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS

WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT

ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

By

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.